EXHIBIT 32

                                  CERTIFICATION

I, Dian C. Taylor, Chief Executive Officer, and David B. Spacht, Chief Financial Officer, of Artesian Resources Corporation, a Delaware corporation (the "Company"), hereby certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on our knowledge:

    1. This Amendment No. 1 to the Company's Annual Report on Form 10-K for the period ended December 31, 2004 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in this Amendment No. 1 to the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 2, 2005                                 /s/ DIAN C. TAYLOR
                                                   -----------------------------
                                                   Dian C. Taylor
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)


                                                   /s/ DAVID B. SPACHT
                                                   -----------------------------
                                                   David B. Spacht
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)